SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                                  CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                  March 4, 2002
                                (Date of Report)


                             Infynia.com Corporation
             (Exact name of registrant as specified in its charter)


                                    Colorado
                 (State or other jurisdiction of incorporation)


                  0-023310                      84-1116284
         (Commission File Number)   (IRS Employer Identification Number)


          978 Montee de Liesse, Saint-Laurent, Quebec, CANADA   H4T 1W7
           (Address of principal executive offices including zip code)


                                 (514) 332.1999
                (Registrant's telephone number including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)











Item 1	Change in Control of Registrant.		Not applicable.

Item 2.	Acquisition or Disposition of Assets: 	Not applicable.

Item 3.	Bankruptcy or Receivership:		Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant:

Mr. Robert Kliaman, the auditor of record for Infynia.com Corporation, resigned his position in February 2002. The Company expects to appoint a replacement for Mr. Kliaman shortly.

Item 5.	Other Events:		Not applicable.

Item 6.	Resignation of Registrant's Directors:	Not Applicable.

Item 7.	Financial Statements, Pro Forma Financial Information and
Exhibits:	Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFYNIA.COM CORPORATION
(Registrant)


By: /s/ Louis R. Turp
Louis R. Turp, Chief Executive Officer


Date: March 4, 2002